Trillium ESG Global Equity Fund (the “Global Equity Fund”) Retail: PORTX Institutional: PORIX

Supplement dated April 15, 2021 to the
Statutory Prospectus dated October 31, 2020

Effective at the close of business on April 15, 2021, Mr. James Madden no longer serves as a Portfolio Manager of the Global Equity Fund. All references to Mr. Madden should be deleted in their entirety. Mr. Matthew Patsky will serve as the Lead Portfolio Manager on the Global Equity Fund. Additionally, effective at the close of business on April 15, 2021, Ms. Laura McGonagle and Mr. John Quealy are hereby added as Portfolio Managers to the Global Equity Fund.

1.Accordingly, the Portfolio Manager table on page 6 of the statutory prospectus is replaced with the following information:

Name	Title	Managed the Fund Since
Matthew Patsky, CFA	CEO, Lead Portfolio Manager	2018
Patrick Wollenberg, CEFA	Portfolio Manager and Research Analyst	2019
Laura McGonagle, CFA	Portfolio Manager and Research Analyst	2021
John Quealy, CPA	Chief Investment Officer and Portfolio Manager	2021
2.In addition, the table on page 21 of the statutory prospectus is hereby deleted and replaced with the following:

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Laura McGonagle, CFA	Trillium ESG Small/Mid Cap Fund (Portfolio Manager since inception) Trillium ESG Global Equity Fund (Portfolio Manager since 2021)
Laura McGonagle, CFA, joined the Adviser in 2001 and currently serves as portfolio manager and research analyst, and leads the Small/Mid Cap Core strategy. Prior to joining Trillium, Laura was an equity research analyst at Adams, Harkness and Hill, a Boston-based investment bank that focuses on emerging growth companies. Laura’s last position at Adams was as a sell-side equity analyst in the “Healthy Living” group. This group covered specialty consumer stocks, which addressed the consumers’ growing awareness of the impact of nutrition, environment and lifestyle choices on their well-being. Laura earned a B.A. in quantitative economics from Tufts University in 1992. Laura is a member of the Boston Security Analysts Society and is a Chartered Financial Analyst charterholder.

Matthew Patsky, CFA	Trillium ESG Global Equity Fund (Lead Portfolio Manager since 2018)
Matthew Patsky, CFA, joined Trillium in 2009 and is CEO and portfolio manager. Matt began his career at Lehman Brothers in 1984 as a technology analyst. In 1989, while covering emerging growth companies for Lehman, he began to incorporate environmental, social and governance factors into his research, becoming the first sell side analyst in the United States to publish on the topic of socially responsible investing in 1994. As Director of Equity Research for Adams, Harkness & Hill, he built that firm’s powerful research capabilities in socially and environmentally responsible areas such as renewable energy, resource optimization, and organic and natural products. Matt was most recently at Winslow Management Company in Boston, where he served as director of research, chairman of the investment committee and portfolio manager for the Green Solutions Strategy and the Winslow Green Solutions Fund. He holds a Bachelor of Science in Economics from Rensselaer Polytechnic Institute and is a Chartered Financial Analyst charterholder.

Patrick Wollenberg, CEFA	Trillium ESG Global Equity Fund (Portfolio Manager since 2019)
Patrick Wollenberg, CEFA, Portfolio Manager, joined the Advisor in September 2018 with previous experience as a portfolio manager and equity research analyst for several Global and European equity funds at ING Investment Management and Robeco Asset Management, where he started his career in 1994. Immediately prior to joining Trillium, he was an Investment Director at John Hancock Investments (JHI), covering global, international, emerging markets and US equity funds for John Hancock. While at JHI, Patrick served as an ESG specialist at the firm, driving product development, content creation and client education. Patrick also served in due diligence roles at Merrill Lynch Global Wealth & Investment Management. Patrick completed his Masters of Science (Honors) in Business Administration in 1992 and Masters of Science Economics (Honors) in 1994 from Erasmus University Rotterdam, The Netherlands. Patrick is a Certified European Financial Analyst.

John Quealy, CPA	Trillium ESG Global Equity Fund (Portfolio Manager since 2021)
John Quealy, CPA, is Chief Investment Officer, overseeing the management of all investment strategies and portfolio construction at Trillium and a Portfolio Manager on the Trillium ESG Global Equity Fund. He joined the firm in 2018 and has extensive experience in sustainability-related capital markets, companies, and technologies. Prior to joining Trillium, John spent 17 years with Canaccord Genuity in Equity Research, where he was a Managing Director, specializing in the Sustainability and Industrial Technology sectors. Prior to Canaccord, John worked for Deloitte & Touche, where he was a Manager in the Audit and Assurance practice, serving a wide range of domestic and international, public, and private companies. John received a B.S. degree in Accounting and Philosophy cum laude from Boston College and is a licensed Certified Public Accountant in Massachusetts.

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Please retain this supplement for your prospectus.

Trillium ESG Global Equity Fund (the “Global Equity Fund”) Retail: PORTX Institutional: PORIX

Supplement dated April 15, 2021 to the
Statement of Additional Information (“SAI”) dated October 31, 2020

Effective at the close of business on April 15, 2021, Mr. James Madden no longer serves as a Portfolio Manager of the Global Equity Fund. All references to Mr. Madden should be deleted in their entirety. Mr. Matthew Patsky will serve as the Lead Portfolio Manager on the Global Equity Fund. Additionally, effective at the close of business on April 15, 2021, Ms. Laura McGonagle and Mr. John Quealy are hereby added as Portfolio Managers to the Global Equity Fund.
The relevant information under the section entitled “Portfolio Managers” on page 32, of the Global Equity Fund’s SAI is deleted and replaced with the following:
PORTFOLIO MANAGERS

Laura McGonagle, Elizabeth Levy, and Mitali Prasad are responsible for the day-to-day management of the SMID Fund while Matthew Patsky, Patrick Wollenberg, Laura McGonagle and John Quealy are responsible for the day-to-day management of the Global Equity Fund. Mr. Patsky serves as the lead portfolio manager of the Global Equity Fund. The portfolio managers did not manage any performance-based assets.

The following information regarding other accounts managed by portfolio managers Laura McGonagle and John Quealy as of March 31, 2021 is hereby added to the table on page 32. Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Laura McGonagle	0	$0	0	$0	139	$159.8 million
John Quealy	0	$0	0	$0	0	$0

The following information which indicates the dollar range of beneficial ownership of the Funds’ shares by portfolio managers Laura McGonagle and John Quealy as of March 31, 2021 is hereby added to the table on page 32:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
	Global Equity Fund	SMID Fund
Laura McGonagle	None	$100,001 - $500,000
John Quealy	None	None
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Please retain this Supplement with your SAI.